Exhibit 10.9

AMENDED AND RESTATED PROMISSORY NOTE

$4,000,000.00    July 30, 2021

This Amended and Restated Promissory Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of January 31, 2020 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”) by and among EdgeBuilder, Inc., a Delaware corporation and Glenbrook Building Supply, Inc., a Delaware corporation (“Borrower”, individually, “Initial Borrower” and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” under the Loan Agreement, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Gerber Finance Inc. (“Lender”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers, jointly and severally, promise to pay to the order of Lender at its offices located at 8 West 40th Street, 14th Floor, New York, New York 10018 or at such other place as the holder hereof may from time to time designate to Borrower in writing:

(i)    the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or if different from such amount, the unpaid principal balance of Loans as may be due and owing from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, or earlier termination of the Loan Agreement pursuant to the terms thereof; and

(ii)    interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

This Note is the Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the other Credit Documents, is entitled to the benefits of the Loan Agreement and the other Credit Documents, and is subject to all of the agreements, terms and conditions therein contained.

This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 12.1(f) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the other Credit

Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

To the fullest extent permitted by applicable law, each Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Agreement, this Note or any other Credit Documents; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Each Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

This Note amends and restates Promissory Note dated January 31, 2020 but the underlying debt and obligations are extended and not replaced. This is not a novation.

[Signature Page Follows]

Each Borrower agrees to pay to Lender all fees and expenses described in the Loan Agreement and the other Credit Documents.

EDGEBUILDER, INC.

By: /s/ Ron Schumacher
    Name: Ron Schumacher
    Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By: /s/ Ron Schumacher
    Name: Ron Schumacher
    Title: Executive Chairman

[ Signature Page to Amended and Restated Promissory Note-EBGLJ